Comprehensive 401(k) Plan

Standardized Adoption Agreement

EMPLOYER INFORMATION

Name of Adopting Employer MERCHANTS & MANUFACTURERS BANCORPORATION

Address 19105 WEST CAPITOL DRIVE

City BROOKFIELD State WI Zip 53045

Telephone 262-790-2122 Adopting Employer's Federal Tax Identification Number 39-1413328

Name of Plan MERCHANTS & MANUFACTURERS BANCORPORATION 401(k) SALARY SAVINGS PLAN

Plan Sequence Number 003 Adopting Employer's Fiscal Year End (specify month and day)   12/31

Trust Identification Number (if applicable)     Account Number 714266

☐ Check here if Related Employers may participate in this Plan and attach a Related Employer Participation Agreement listing each Related Employer who will participate in this Plan.

Type of Business (select one):

☐   Sole Proprietorship   ☐   El Partnership   ☒ C Corporation   ☐    S Corporation   ☐   Other (specify)   ____________________________

SECTION ONE: EFFECTIVE DATES
Complete Part A or B

Part A.        Effective Date
                       This is the initial adoption of a profit abating plan by the Employer.
                 The Effective Date of this Plan is _____

                  NOTE:   The Effective Date is usually the first day of the Plan Year in which this Adoption Agreement is signed.

Part B.         Restatement Date
This is a restatement of an existing qualified plan (a Prior Plan).
The Prior Plan was initially effective on 06/01/1986
The Effective Date of this restatement is 07/01/2003

NOTE:   The Effective Date is usually the first day of the Plan Year in which this Adoption Agreement is signed

SECTION TWO: ELIGIBILITY
Complete Parts A through D

Part A.    Employer Profit Sharing Contributions

1.    Age and Years of Eligibility Service

        Age Requirement. An Employee will be eligible to become a Participant in the Plan for purposes of receiving an allocation of any Employer Profit Sharing Contribution made pursuant to Section Three of the Adoption Agreement after attaining age   21   (no more than 21).

        Years of Eligibility Service Requirement.
An Employee will he eligible to become a Participant in the Plan for purposes of receiving an allocation of any Employer Profit Sharing Contribution made pursuant to Section Three of the Adoption Agreement after completing
   1     (enter 0, 1, 2 or any fraction less than 2) Years of Eligibility Service.

2.    Employees Employed as of Effective Date

        Will an Employee employed as of the Effective Date of this Plan who has not otherwise met the age and Years of Eligibility Service requirements specified above for Employer Profit Sharing Contributions be considered to have met those requirements as of the Effective Date (select one)?

Option 1:  ☐  Yes.

Option 2:  ☒  No.

NOTE:   If no option is selected, Option 2 shall be deemed to be selected.

3.    Exclusion of Certain Classes of Employees

An Employee will be eligible to become a Participant in the Plan for purposes of receiving an allocation of any Employer Profit Sharing contribution made pursuant to Section Three of the Adoption Agreement unless such Employee is (select any that apply):

a.   ☐   included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9 of the Income Tax Regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

b.   ☐    A non-resident alien (within the meaning of Section 7701(b)(1)(B) of the Code) who received no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the code).

c.   ☐   Employees who became Employees as the result of a transaction under Section 410(b)(6)(C) of the Code. Such Employees will be excluded during the period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A transaction under Section 410(b)(6)(C) of the Code is an asset or stock acquisition, merger, or similar transaction involving a change in the employer of the employees of a trade or business.

4.    Entry Dates

The Entry Dates for purposes of Employer Profit Sharing Contributions shall be (select one):

Option 1: ☒ The first day of the Plan Year and the first day of the seventh month of the Plan Year.

Option 2: ☐  The first day of the Plan Year and the first day of the fourth, seventh and tenth months of the Plan Year.

Option 3: ☐  The first day of the Plan Year.

Option 4: ☐  Other (specify)   ________________________________________________

NOTE:   If no option is selected, Option 1 shall be deemed to be selected. Option 3 or Option 4 can be selected only if the eligibility requirements and Entry dates are coordinated such that each Employee will become a Participant in the Plan no later than the earlier of: (1) the first day of the Plan Year beginning after the date the Employee satisfies the age and service requirements of Section 410(a) of the Code; or (2) six months after the date the Employee satisfies such requirements.

Part B.   Elective Deferrals

1.    Age and Years of Eligibility Service

Age Requirement. An Employee will be eligible to become a Contributing Participant (and thus eligible to make Elective Deferrals) after attaining age   21     (no more than 21).

Years of Eligibility Service Requirement. An Employee will be eligible to become a Contributing Participant in the Plan (and thus be eligible to make Elective Deferrals) after completing    1      (enter 0, 1 or any fraction less than 1) Years of Eligibility Service.

2.    Employees Employed as of Effective Date

Will an Employee employed as of the date that Elective Deferrals may commence who has not otherwise met the age and Years of Eligibility Service requirements specified above for Elective Deferrals be considered to have met those requirements as of the date on which Elective Deferrals may begin to be made to the Plan?

Option 1: ☐  Yes.

Option 2: ☒  No.

NOTE:   If no option is selected, Option 2 shall be deemed to be selected.

3.    Exclusion of Certain Classes of Employees

An Employee will be eligible to become a Contributing Participant (and thus be eligible to make Elective Deferrals) unless such Employee is (select any that apply):

a.   ☐   Included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9 of the Income Tax Regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

b.   ☐   a non-resident alien (within the meaning of Section 7701(b)(1)(B) of the Code) who received no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

c.   ☐   Employees who became Employees as the result of a transaction under Section 410(b)(6)(C) of the Code. Such Employees will be excluded during the period beginning on the date of the transaction and ending on the last day of the fist Plan Year beginning after the date of the transaction. A transaction under Section 410(b)(6)(C) of the Code is an asset or stock acquisition, merger, or similar transaction involving a change in the employer of the employees of a trade or business.

4.    Entry Dates

The Entry Dates for purposes of making Elective Deferrals shall be (Select one):

Option 1: ☒  The first day of the Plan Year and the first day of the seventh month of the Plan Year.

Option 2: ☐  The first day of the Plan Year and the first day of the fourth, seventh and tenth months of the Plan Year.

Option 3: ☐  The first day of the Plan Year.

Option 4: ☐  Other (specify)   ________________________________________________

NOTE:   If no option is selected, Option 1 shall be deemed to be selected. Option 3 or Option 4 can be selected only if the eligibility requirements and Entry dates are coordinated such that each Employee will become a Participant in the Plan no later than the earlier of: (1) the first day of the Plan Year beginning after the date the Employee satisfies the age and service requirements of Section 410(a) of the Code; or (2) six months after the date the Employee satisfies such requirements.

Part C.    Matching Contributions

1.    Age and Years of Eligibility Service

Age Requirement. If Matching Contributions (or Qualified Matching Contributions, if applicable) will be made to the Plan, a Contributing Participant will be eligible to receive Matching Contributions (or Qualified Matching Contributions, if applicable) after attaining age   21     (no more than 21).

        Years of Eligibility Service Requirement. If Matching Contributions (or Qualified Matching Contributions, if applicable) will be made to the Plan, a Contributing Participant will be eligible to receive Matching Contributions (or Qualified Matching Contributions, if applicable) after completing    1      (enter 0, 1, 2 or any fraction less than 2) Years of Eligibility Service.

2.    Employees Employed as of the Effective Date

If Matching Contributions (or Qualified Matching Contributions, if applicable) will be made to the Plan, will an Employee employed as of the date that Matching Contributions may commence who has not otherwise met the age and Years of Eligibility Service requirements specified above for Matching Contributions be considered to have met those requirements as of the date on which Matching Contributions may begin to be made to the Plan?

Option 1:  ☐  Yes.

Option 2:  ☒  No.

NOTE:   If no option is selected, Option 2 shall be deemed to be selected.

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3.    Exclusion of Certain Classes of Employees

A Contributing Participant will be eligible to receive Matching Contributions (or Qualified Matching Contributions) if applicable, unless such Employee is (select any that apply):

a.  ☐    Included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9 of the Income Tax Regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

b.  ☐    A non-resident alien (within the meaning of Section 7701(b)(1)(B) of the Code) who received no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

c.  ☐    Employees who became Employees as the result of a transaction under Section 410(b)(6)(C) of the Code. Such Employees will be excluded during the period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A transaction under Section 410(b)(6)(C) of the code is an asset or stock acquisition, merger, or similar transaction involving a change in the employer of the employees of a trade or business.

4.    Entry Dates

If Matching Contributions (or Qualified Matching Contributions) will be made to the Plan, the Entry Dates for purposes of making Elective Deferrals shall be (Select one):

Option 1: ☒ The first day of the Plan Year and the first day of the seventh month of the Plan Year.

Option 2: ☐  The first day of the Plan Year and the first day of the fourth, seventh and tenth months of the Plan Year.

Option 3: ☐  The first day of the Plan Year.

Option 4: ☐  Other (specify)   _________________________________________________

NOTE:   If no option is selected, Option 1 shall be deemed to be selected. Option 3 or Option 4 can be selected only if the eligibility requirements and Entry dates are coordinated such that each Employee will become a Participant in the Plan no later than the earlier of: (1) the first day of the Plan Year beginning after the date the Employee satisfies the age and service requirements of Section 410(a) of the Code; or (2) six months after the date the Employee satisfies such requirements.

NOTE:   If any of the age requirement items in this Section Two, Parts A, B or C are left blank, it shall be deemed there is no age requirement for such items. If any of the Entry Date items indicate that a single Entry Date is selected in this Section Two, Parts A, B or C no age requirement can exceed 20% for such item(s).  If more than one Year of Eligibility Service is selected in this Section Two, Parts A or C, the immediate 100 percent vesting schedule of Section Four will automatically apply for contributions described in such Parts. If any Year of Eligibility items are left blank, the Years of Eligibility Service required for such items shall be deemed to be 0. If a fraction is selected, an Employee will not be required to complete any specified number of Hours of Service to receive credit for a fractional year. If any of the Entry Date items indicate that a single Entry Date is selected in this Section Two, Parts A, B or C, the Years of Eligibility Service required for such item cannot exceed 1½ (½ for Elective Deferrals). Option 3 or Option 4 of any of the Entry Date options can be selected only if the eligibility requirements and Entry Dates are coordinated such that each Employee will become a Participant in the Plan no later than the earlier of: (1) the first day of the Plan Year beginning after the date the Employee satisfies the age and service requirements of Section 410(a) of the Code; or (2) six months after the date the Employee satisfies such requirements.

Part D.    Hours Required For Eligibility Purposes

1.    1000 Hours of Service (no more than 1,000) shall be required to constitute a Year of Eligibility Service.

2.    0 Hours of Service (no more than 500 but less than the number specified in Part D, item 1, above) must be exceeded to avoid a Break in Eligibility Service.

3.    For purposes of determining Years of Eligibility Service, an Employee shall be given credit for Hours of Service with the following predecessor employer(s) (complete if applicable) .

FORTRESS BANCSHARES, INC. & SUBSIDIARIES AND KEITH C. WINTERS & ASSOCIATES, LTD.

SECTION THREE: CONTRIBUTIONS
Complete Parts A through H

Part A.    Hours Required for Eligibility Purposes

1.    Contribution Formula   (select one):

Option 1: ☒  Discretionary Formula. For each Plan Year the Employer will contribute an amount to be determined from year to year.

Option 2: ☐  Fixed Formula. _______ percent of the Compensation of all Qualifying Participants under the Plan for the Plan Year.

Option 3: ☐  Fixed Percent of Profits Formula. ________ percent of the Employer's profits that are in excess of $______________.

Option 4: ☐  Frozen Plan. This Plan is frozen effective ________________ and the Employer will not make additional contributions to the Plan after such date.

Option 5: Not Applicable. The Employer will not make Employer Profit Sharing Contributions to this Plan.

NOTE:   If no option is selected, Option 1 shall be deemed to be selected.

2.    Allocation Formula   (select one):

Option 1: ☒Pro Rata Formula. Employer Profit Sharing Contributions shall be allocated to the Individual Accounts of Qualifying Participants in the ratio that each Qualifying Participant's Compensation for the Plan Year bears to the total Compensation of all Qualifying Participants for the Plan Year.

Option 2: ☐ Flat Dollar Formula. Employer Profit Sharing Contributions allocated to the Individual Accounts of Qualifying Participants for each Plan Year shall be the same dollar amount for each Qualifying Participant.

Option 3: ☐ Integrated Formula. Employer Profit Sharing Contributions shall be allocated pursuant to the integrated allocation formula in Section 3.01(B)(2) of the Plan.

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The integration level shall be (select one):

Suboption (a): ☐  The Taxable Wage Base.

Suboption (b): ☐  $_______________ (a dollar amount less than the Taxable Wage Base).

Suboption (c): ☐  ___________ percent (not more than 100 percent) of the Taxable Wage Base.

NOTE:   If no suboption is selected, Suboption (a) shall be deemed to be selected.

NOTE:   If no option is selected, Option 1 shall be deemed to be selected.

3.    Qualifying Participants

A Participant will be a Qualifying Participant and thus entitled to share in the Employer Profit Sharing contribution for any Plan Year only if the Participant is a Participant who has satisfied all of the eligibility requirements of Section Two, Part A of this Adoption Agreement on at least one day of such Plan Year and if such Participant has incurred a Termination of Employment, satisfies the following Hours of Service requirement (select one):

Option 1: ☒  The Participant completes at least 500 Hours of Service during the Plan Year.

Option 2: ☐  Hours of Service Requirement. The Participant completes at least ________ (not more than 500) Hours of Service during the Plan Year. However, this condition will be waived for the following reason(s) (select at least one):

Suboption (a):  ☐ The Participant's Death.

Suboption (b):  ☐ The Participant's Termination of Employment after having incurred a Disability.

Suboption (c):  ☐ The Participant's Termination of Employment after having reached Normal Retirement Age.

Suboption (d):  ☐ This condition will not be waived.

NOTE:   If no suboption is selected, suboptions a, b and c will be deemed to be selected.

NOTE: If no option is selected, Option 1 shall be deemed selected.

4.    Contributions To Disabled Participants

Will a Participant who has incurred a Disability be entitled to an Employer Profit Sharing Contribution pursuant to Section 3.01(B)(1) of the Plan (select one)?

Option 1: ☐  Yes.

Option 2: ☒  No.

NOTE:   If no option is selected, Option 2 shall be deemed to be selected.

Part B.    Elective Deferrals

1.    Authorization of Elective Deferrals

Will Elective Deferrals be permitted under this Plan (select one)?

Option 1: ☒  Yes.

Option 2: ☐  No.

NOTE:   If no option is selected, Option 1 shall be deemed to be selected. Complete the remainder of Part B only if Option 1 is selected.

Elective Deferrals may commence on ___________________________________________

NOTE:   This date may be no earlier than the date this Adoption Agreement is signed because Elective Deferrals cannot be made retroactively.

2.    Limits on Elective Deferrals

If Elective Deferrals are permitted under the Plan, a Contributing Participant may elect under a salary reduction agreement to have his or her Compensation reduced by an amount as described below (select one):

Option 1:  ☒  An amount equal to a percentage of the Contributing Participant's Compensation from
                       1    percent to    50    percent in increments of    1    percent.

Option 2: ☐  An amount of the Contributing Participant's Compensation not less than $___________ and not more than
                          $_____________.

Option 3: ☐  An amount equal to a percentage of the Contributing Participant's Compensation not to exceed the limits imposed by      Sections 401(k), 402(g), 404 and 415 of the Code.

The amount of such reduction shall be contributed to the Plan by the Employer on behalf of the Contributing Participant. For any taxable year, a Contributing Participant's Elective Deferrals shall not exceed the limit contained in Section 402(g) of the Code in effect at the beginning of such taxable year.

NOTE:   Unless specified otherwise in this Adoption Agreement, bonuses shall be included in Compensation and will, therefore, be subject to a Participant's salary reduction agreement.

3.    Separate Deferral Election for Bonuses

Instead of or in addition to making Elective Deferrals through payroll deduction, may a Contributing Participant make a separate deferral election to contribute to the Plan, as an Elective Deferral, part or all of a bonus rather than receive such bonus in cash (select one)?

Option 1: ☒  Yes.

Option 2: ☐  No.

NOTE:   If no option is selected, Option 2 shall be deemed to be selected. A separate deferral election made with respect to a bonus shall not be subject to the limits described under the portion of this Adoption Agreement titled "Limits on Elective Deferrals" unless such limits are prescribed by the Code or related regulations.

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4.    Ceasing Elective Deferrals

A Contributing Participant may prospectively revoke a salary reduction agreement to cease Elective Deferrals (select one):

Option 1: ☐  As of the first day of the Plan Year and the first day of the seventh month of the Plan Year.

Option 2: ☐  As of the first day of any quarter.

Option 3: ☐  As of the first day of any month.

Option 4: ☐  As of any Entry Date.

Option 5: ☒  As of such times established by the Plan Administrator in a uniform and nondiscriminatory manner.

Option 6: ☐  Other (Specify. Must be at least once per year.)   _____________________________________________.

NOTE:   If no option is selected, Option 1 shall be deemed to be selected.

5.    Returns as a Contribution Participant After Ceasing Elective Deferrals

A Participant who ceases Elective Deferrals by revoking a salary reduction agreement may return as a Contributing Participant (select one):

Option 1: ☐  No sooner than as of the first day of the next Plan Year.

Option 2: ☐  As of the first day of the Plan Year and the first day of the seventh month of the Plan Year.

Option 3: ☐  As of the first day of any subsequent quarter.

Option 4: ☐  As of any subsequent Entry Date.

Option 5: ☒  As of such times established by the Plan Administrator in a uniform and nondiscriminatory manner.

Option 6: ☐  Other (Specify if one or more dates established by the Plan Administrator in a uniform and nondiscriminatory manner and not later than the first day of the next Plan Year.)   _________________________________________.

NOTE:   If no option is selected, Option 2 shall be deemed to be selected .

6.    Changing Elective Deferral Amounts

A Contributing Participant may modify a salary reduction agreement to prospectively increase or decrease the amount of his or her Elective Deferrals (select one):

Option 1: ☐  As of the first day of the Plan Year and the first day of the seventh month of the Plan Year.

Option 2: ☐  As of the first day of any quarter.

Option 3: ☐  As of the first day of any month.

Option 4: ☐  As of any Entry Date.

Option 5: ☒  As of such times established by the Plan Administrator in a uniform and nondiscriminatory manner.

Option 6: ☐  Other (Specify one or more dates established by the Plan Administrator in a uniform and nondiscriminatory manner.)

______________________________________.

NOTE:   If no option is selected, Option 1 shall be deemed to be selected .

7.    Claiming Excess Elective Deferrals

A Participant who claims Excess Elective Deferrals for the preceding calendar year must submit his or her claim in writing to the Plan Administrator by (select one):

Option 1: ☒  March 1.

Option 2: ☐  Other (specify a date not later than April 15)   ____________________________________________.

NOTE:   If no option is selected, Option 1 shall be deemed to be selected.

8.    Automatic Elective Deferrals

a.    Authorization of Automatic Elective Deferrals

If an Employee who has met the eligibility requirements set forth in Section Two, Part B fails to provide the Employer a salary reduction agreement, will a portion of such eligible Employee's Compensation be automatically withheld and contributed to the Plan as an Elective Deferral?

Option 1: ☐  Yes.

Option 2: ☒  No.

NOTE:   If no option is selected, Option 2 shall be deemed to be selected. Complete the remainder of this Part B, item 8 only if Option 1 is selected .

b.    Amount of Automatic Elective Deferrals

The following percentage or amount of each eligible Employees Compensation will be automatically withheld and contributed to the Plan as an Elective Deferral (select and complete one):

Option 1: ☐  _____ Percent.

Option 2: ☐  $___________.

NOTE:   If no option is selected, Option 1 shall be deemed selected and three percent of Compensation shall be withheld.

Part C.    Matching Contributions

1.    Authorization of Matching Contributions

Will the Employer make Matching contributions to the Plan on behalf of a Qualifying Contributing Participant (select one)?

Option 1: ☒  Yes, but only with respect to a Contributing Participant's Elective Deferrals.

Option 2: ☐  Yes, but only with respect to a Participant's Nondeductible Employee contributions.

Option 3: ☐  Yes, with respect to both Elective Deferrals and Nondeductible Employee Contributions.

Option 4: ☐  No.

NOTE:   If no option is selected, Option 4 shall be deemed to be selected. Complete the remainder of this Part C only if Option 1, 2 or 3 is selected.

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2.    Matching Contribution Formula

If the Employer will make Matching Contributions, then the amount of such Matching Contributions made on behalf of a Qualifying Contributing Participant each Plan Year shall be (select one):

Option 1: ☒ An amount equal to   100    percent of such Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which does not exceed    1    percent of the Contributing Participant's Compensation.

Option 2: ☐ An amount equal to the sum of ______ percent of the portion of such Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which does not exceed ______ percent of the Contributing Participant's Compensation plus ________ percent of the portion of such Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which exceeds ________ percent but does not exceed ________ percent of the Contributing Participant's Compensation.

Option 3: ☐ Such amount, if any, equal to that percentage of each Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which the Employer, in its sole discretion, determines from year to year.

Option 4: ☐ Other formula (Specify an amount equal to a percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) of each Contributing Participant entitled thereto)   _________________________.

NOTE:   If Option 4 is selected, the formula specified can only allow Matching Contributions to be made with respect to a Contributing Participant's Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable). The proper amount of Matching Contributions may be determined either periodically throughout the Plan Year (e.g., each payroll period) or at the end of each Plan Year as long as the proper amount is determined in a uniform and nondiscriminatory manner).

3.    Plan Year Limit on Matching Contributions

Notwithstanding the Matching Contribution formula specified above, no Matching Contributions in excess of $___________ or _______ percent of a Contributing Participant's Compensation will be made with respect to any Contributing Participant for any Plan Year.

4.    Qualifying Contributing Participants

A Contributing Participant who satisfies the eligibility requirements described in this Section Two Parts B and C will be a Qualifying Contributing Participant and thus entitled to share in Matching Contributions for any Plan Year only if the Participant is a Contributing Participant and if such Contributory Participant has incurred a Termination of Employment, satisfies the following additional conditions (select one):

Option 1: ☒ The Participant completes at least 500 Hours of Service during the Plan Year.

Option 2: ☐ The Contributing Participant completes at least ________ (not more than 500) Hours of Service during the Plan Year. However, this condition will be waived for the following reason(s) (select at least one):

Suboption (a): ☐  The Contributing Participant's Death.

Suboption (b): ☐  The Contributing Participant's Termination of Employment after having incurred a Disability.

Suboption (c): ☐  The Contributing Participant's Termination of Employment after having reached Normal
                                  Retirement Age.

Suboption (d): ☐  This condition will not be waived.

NOTE:   If no option is selected, Option 1 shall be deemed to be selected.

Part D.    Qualified Nonelective Contributions

1.    Qualified Nonelective Contribution Formula

For each Plan Year the Employer may contribute an amount to be determined from year to year.

2.    Allocations of Qualified Nonelective Contributions

Allocation of Qualified Nonelective Contributions to Participants entitled thereto shall be made (select one):

Option 1: ☐ In the ratio which each non-Highly Compensated Employee Participant's Compensation for the applicable Plan Year bears to the total Compensation of all non-Highly Compensated Employee Participants for such Plan Year.

Option 2: ☐ In the ratio which each Participant's Compensation for the applicable Plan Year bears to the total Compensation of all Participants for such Plan Year.

Option 3: ☐ In the ratio which each non-Highly Compensated Employee Participant's Compensation not in excess of $____________ for the applicable Plan Year bears to the total Compensation of all non-Highly Compensated Employee Participants entitled to an allocation not in excess of $_____________ for such Plan Year.

Option 4: ☒ In an amount, determined pursuant to Section 3.09 of the Plan, required to satisfy either the Actual Deferral Percentage test described in Section 3.13 of the Plan, the Actual Contribution Percentage test described in Section 3.14 of the Plan, or both.

NOTE:   If no option is selected, Option 4 shall be deemed to be selected.

Part E.    Qualified Matching Contributions

1.    Qualified Matching Contribution Formula

If the Employer will make Qualified Matching Contributions, then the amount of such Qualified Matching Contributions made on behalf of a Qualifying Contributing Participant each Plan Year shall be (select one):

Option 1: ☐ An amount equal to _______ percent of such Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which does not exceed _______ percent of the Contributing Participant's Compensation.

Option 2: ☐ An amount equal to the sum of ______ percent of the portion of such Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which does not exceed _______ percent of the Contributing Participant's Compensation plus ________ percent of the portion of such Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which exceeds ________ percent but does not exceed _______ percent of the Contributing Participant's Compensation.

Option 3: ☒ Such amount, if any, as determined by the Employer in its sole discretion, equal to that percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) of each Contributing Participant entitled thereto which would be sufficient to cause the Plan to satisfy either the Actual Deferral Percentage tests (described in Section 3.13 of the Plan) or the Actual Contribution Percentage tests (described in Section 3.14 of the Plan) for the Plan Year or both.

Option 4: ☐ Other formula (Specify an amount equal to a percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) of each Contributing Participant entitled thereto)   ____________________________.

NOTE:   If no option is selected, Option 3 shall be deemed to be selected.

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2.    Participants Entitled to Qualified Matching Contributions

Qualified Matching Contributions, if made to the Plan, will be made on behalf of (select one):

Option 1: ☒  Each Contributing Participant who makes Elective Deferrals who is a non-Highly Compensated Employee.

Option 2: ☐  All Contributing Participants who make Elective Deferrals.

NOTE:   If no option is selected, Option 1 shall be deemed to be selected.

3.    Plan Year Limit On Qualified Matching Contributions

Notwithstanding the Qualified Matching Contribution formula specified above, no Qualified Matching Contributions in excess of $_____________ or _______ percent of a Contributing Participant's Compensation will be made with respect to any Contributing Participant for any Plan Year.

Part F.    Safe Harbor CODA Contributions

A Plan intending to satisfy the requirements of Sections 401(k)(12) and 401(m)(11) of the Code generally must satisfy such requirements, including the notice requirement, for the entire Plan Year. See Notice 95-52, 1998-46 I.R.B. 16, Notice 2000-3, 2000-4 I.R.B. 413, and Rev. Proc. 2000-20, 2000-6 I.R.B. 553, for more information.

1.    Applications of Safe Harbor CODA

Will the Safe Harbor CODA provisions of Section 3.15 of the Plan apply (select one)?

Option 1: ☐  Yes.

Option 2: ☒  No.

NOTE:   If no option is selected, Option 2 shall be deemed to be selected. Complete the remainder of this Part F only if Option 1 is selected. If Option 1 is selected, the safe harbor CODA provisions of the Plan shall apply for the Plan Year and any provisions relating to the ADP or ACP tests shall not apply.

2.   ADP Test Safe Harbor Contributions

In lieu of Basic Matching Contributions, the employer will make the following contributions for the Plan Year (select one):

Option 1: ☐ Enhanced Matching Contributions

The Employer will make Matching Contributions to the Individual Account of each Eligible Employee in an amount equal to the sum of:

(i) the Employee's Elective Deferrals that do not exceed ______ percent of the Employee's Compensation for the Plan Year plus

(ii) _______ percent of the Employee's Elective Deferrals that exceed _______ percent of the Employee's Compensation for the Plan Year and that do not exceed _______ percent of the Employee's Compensation for the Plan Year.

NOTE:   In the blank in (i) and the second blank in (ii), insert a number that is equal to or greater than three, but less than or equal to six. The first and last blanks in (ii) must be completed so that, at any rate of Elective Deferrals, the Matching Contribution is at least equal to the Matching Contribution receivable if the Employer were making Basic Matching Contributions, but the rate of match cannot increase as Elective Deferrals increase. For example, if "4" is inserted in the blank in (i), (ii) need not be completed.

Option 2: ☐ Safe Harbor Nonelective Contributions

The Employer will make a Safe Harbor Nonelective Contribution to the account of each Eligible Employee is an amount equal to ______ (not less than 3) percent of the Employee's Compensation for the Plan Year.

Option 3: ☐ Not Applicable.

The Employer will make Basic Matching Contributions as described in Section 3.15 of the Plan.

3.    Recipient Plan

The ADP Test Safe Harbor Contributions will be made to (select one only if Option 1 is selected for item 1 above):

Option 1: ☐  This Plan.

Option 2: ☐  Other plan (Specify plan of the Employer)   ______________________________________.

NOTE:   If no option is selected, Option 1 shall be deemed to be selected. Option 2 may be selected only if this Plan is a Plan that is paired with another defined contribution plan.

4.   ACP Test Safe Harbor Matching Contributions

NOTE:   No additional contributions are required in order to satisfy the requirements for a safe harbor CODA. However, if the Employer desires to make Matching Contributions other than Basic or Enhanced Matching Contributions, then the following must be completed.

For the Plan Year, the Employer will make ACP Test Safe Harbor Matching Contributions to the Individual Account of each Eligible Employee in the amount of (select one):

Option 1: ☐  ______ percent of the Employee's Elective Deferrals that do not exceed six percent of the Employee's Compensation for the Plan Year.

Option 2: ☐  ______ percent of the Employee's Elective Deferrals that do not exceed ______ percent of the Employee's Compensation for the Plan Year plus _______ percent of the Employee's Elective Deferrals thereafter, but no Matching Contributions will be made on Elective Deferrals that exceed six percent of Compensation.

NOTE:   The number inserted in the third blank cannot exceed the number inserted in the first blank.

Option 3: ☐ The Employee's Elective Deferrals that do not exceed a percentage of the Employee's Compensation for the Plan Years. Such percentage is determined by the Employer for the year but in no event can exceed four percent of the Employee's Compensation.

Part G.     Other Contributions

1.    Rollover Contributions

May an Employee make rollover contributions to the Plan pursuant to Section 3.03 of the Plan (select one)?

Option 1: ☒  Yes.

Option 2: ☐  Yes, unless such Employee is part of an excluded class of Employees.

Option 3: ☐  Yes, but only after becoming a Participant.

Option 4: ☐  No.

NOTE:   If no option is selected, Option 1 shall be deemed to be selected.

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2.    Transfer Contributions

May an Employee make transfer contributions to the Plan pursuant to Section 3.04 of the Plan (select one)?

Option 1: ☒  Yes.

Option 2: ☐  Yes, unless such Employee is part of an excluded class of Employees.

Option 3: ☐  Yes, but only after becoming a Participant.

Option 4: ☐  Yes, but only if these assets are exempt from the Qualified Joint and Survivor Annuity rules as described in Section 5.13 of the Plan (without regards to Section 5.13(E) of the Plan) thereof.

Option 5: ☐  No.

NOTE:   If no option is selected, Option 1 shall be deemed to be selected.

3.    Nondeductible Employee Contributions

May an Employee make Nondeductible Employee Contributions pursuant to Section 3.08 of the Plan (select one)?

Option 1: ☐  Yes.      If "Yes," check here if such contributions will be mandatory   ☐

Option 2: ☒  No.

NOTE:   If no option is selected, Option 2 shall be deemed to be selected.

Nondeductible Employee Contributions may commence on _____________________________________________.

4.    Top-Heavy Contributions

a.    Minimum Allocation or Benefit

For any Plan Year with respect to which this Plan is a Top-Heavy Plan, any minimum allocation required pursuant to Section 3.01(E) of the Plan shall be made (select one):

Option 1: ☒ To this Plan.

Option 2: ☐  To the following plan maintained by the Employer (Specify name and plan sequence number of plan)
                                                                                                                                   .

Option 3: ☐ In accordance with the method described on an attachment to this Adoption Agreement. (Attach language describing the method that will be used to satisfy Section 416 of the Code. Such method must preclude Employer discretion.)

NOTE:   If no option is selected, Option 1 shall be deemed to be selected.

b.    Participants Entitled To Receive Minimum Allocation

Any minimum allocation required pursuant to Section 3.01(E) of the Plan shall be allocated to the Individual Accounts of (select one):

Option 1: ☒  Participants who are non-Key Employees.

Option 2: ☐  All Participants.

NOTE:   If no option is selected, Option 1 shall be deemed to be selected.

c.    Top-Heavy Ratio

For purposes of establishing the present value of benefits under a defined benefit plan to compute the top-heavy ratio as described in Section 7.19(B) of the Plan, any benefit shall be discounted only for mortality and interest based on the following (select one):

Option 1: ☐  Not applicable because the Employer has not maintained a defined benefit plan.

Option 2: ☒  The interest rate and mortality table specified for this purpose in the defined benefit plan.

Option 3: ☐  Interest rate of ________ percent and the following mortality table (specify)   _____________________.

Part H. ADP and ACP Testing Alternatives

1.    Correction of Aggregate Limit

If the Aggregate Limit described in Section 3.14(B) of the Plan is exceeded, the following adjustments will be made in accordance with Section 3.14(B) of the Plan (select one) :

Option 1: ☒  The ACP of Highly Compensated Employees will be reduced.

Option 2: ☐  The ADP of Highly Compensated Employees will be reduced.

NOTE:   If no option is selected, Option 1 shall be deemed to be selected.

2.    Current Year Testing Method

The testing method used for purposes of the ADP and ACP tests under this Plan shall be (select one):

Option 1: ☒ Prior Year Testing Method.

Initial Plan Year ADP

If this is not a successor Plan, then, for the first Plan Year this Plan permits any Participant to make Elective Deferrals, the ADP for Participants who are non-Highly Compensated Employees shall be (select one):

Suboption (a): ☒  3%

Suboption (b): ☐  Such first Plan Year's ADP.

NOTE:   If no suboption is selected, Suboption (a) shall be deemed to be selected.

Initial Plan Year ACP

Suboption (a): ☒  3%

Suboption (b): ☐  Such first Plan Year's ACP.

NOTE:   If no suboption is selected, Suboption (a) shall be deemed to be selected.

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Option 2:  ☐  Current Year Testing Method.

NOTE:   If no option is selected, Option 1 shall be deemed to be selected. If Option 2 is selected, the current year testing method must continue to be used unless (1) the Plan has been using the current year testing method for the preceding five Plan Years, or, if lesser, the number of Plan Years the Plan has been in existence; or (2) the Plan otherwise meets one of the conditions specified in Notice 98-1 (or additional guidance issued by the Internal Revenue Service (IRS)) for changing from the current year testing method.

SECTION FOUR: VESTING AND FORFEITURES
Complete Parts A through H

Part A.    Vesting Schedule For Employer Profit Sharing Contributions and Matching Contributions

A Participant shall become Vested in his or her Individual Account derived from Profit Sharing Contributions and Matching Contributions, if applicable, made pursuant to Section Three of the Adoption Agreement as follows (select one vesting schedule for Employer Profit Sharing Contributions and one vesting schedule for Matching Contributions, if applicable).

1.    Current Vesting Schedule

YEARS OF VESTING SERVICE	VESTED PERCENTAGE

Profit Sharing	Option 1 ☐	Option 2 ☐	Option 3 ☒	Option 4 ☐	Option 5 ☐ (Complete if Chosen)
Matching	Option 1 ☐	Option 2 ☐	Option 3 ☒	Option 4 ☐		Option 5 ☐ (Complete if Chosen)
Less than One	0%	0%	100%	0%	______ %	______ %
1	0%	0%	100%	0%	______ %	______ %
2	0%	20%	100%	0%	______ %	______ %
3	0%	40%	100%	20%	______ % (not less than 20%)	______ % (not less than 20%)
4	0%	60%	100%	40%	______ % (not less than 40%)	______ % (not less than 40%)
5	100%	80%	100%	60%	______ % (not less than 60%)	______ % (not less than 60%)
6	100%	100%	100%	80%	______ % (not less than 80%)	______ % (not less than 80%)
7	100%	100%	100%	100%	______ % (not less than 100%)	______ % (not less than 100%)
NOTE: If no option is selected, Option 3 will be deemed to be selected for both Employer Profit Sharing Contributions and Matching Contributions .

2. Prior Vesting Schedule   (Complete this Part A, Item 2 only if the Plan has been amended to include a less favorable vesting schedule.)

YEARS OF VESTING SERVICE	VESTED PERCENTAGE

Profit Sharing	Option 1 ☐	Option 2 ☐	Option 3 ☐	Option 4 ☐	Option 5 ☐ (Complete if Chosen)
Matching	Option 1 ☐	Option 2 ☐	Option 3 ☐	Option 4 ☐		Option 5 ☐ (Complete if Chosen)
Less than One	0%	0%	100%	0%	______ %	______ %
1	0%	0%	100%	0%	______ %	______ %
2	0%	20%	100%	0%	______ %	______ %
3	0%	40%	100%	20%	______ % (not less than 20%)	______ % (not less than 20%)
4	0%	60%	100%	40%	______ % (not less than 40%)	______ % (not less than 40%)
5	100%	80%	100%	60%	______ % (not less than 60%)	______ % (not less than 60%)
6	100%	100%	100%	80%	______ % (not less than 80%)	______ % (not less than 80%)
7	100%	100%	100%	100%	______ % (not less than 100%)	______ % (not less than 100%)

Part B.    Top-Heavy Vesting Schedule

Pursuant to Section 4.01(B) of the Plan, the vesting schedule that will apply when this Plan is a Top-Heavy Plan (unless the Plan's regular vesting schedule provides for more rapid vesting) shall be (select one):

Option 1:   ☐  6 Year Graded.

Option 2:   ☐  3 Year Cliff.

NOTE:   If no option is selected, Option 1 shall be deemed to be selected for those contributions identified in Part A above that are subject to a graded vesting schedule and Option 2 shall be deemed to be selected for those contributions identified in Part A above that are subject to a cliff vesting schedule.

Part C.    Hours Required For Vesting Purposes

1.    0         Hours of Service (no more than 1,000) shall be required to constitute a Year of Vesting Service.

2.    0         Hours of Service (no more than 500 but less than the number specified in Section Four, Part C, item 1, above) must be exceeded to avoid a Break in Vesting Service.

3.    For purposes of determining Years of Vesting Service, an Employee shall be given credit for Hours of Service with the following predecessor employer(s) (complete if applicable)

FORTRESS BANCSHARES, INC. & SUBSIDIARIES AND KEITH C. WINTERS & ASSOCIATES, LTD.

Part D.    Exclusion of Certain Years of Vesting Service

All of an Employee's Years of Vesting Service with the Employer are counted to determine the Vested Percentage in the Participant's Individual Account except (select any that apply):

☐  Years of Vesting Service before the Employee reaches age 18.

☐  Years of Vesting Service before the Employer maintained this Plan or a predecessor plan.

☐  Years of Vesting Service during a period for which the Employee made no mandatory Nondeductible Employee Contributions.

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Part E.    Fully Vested Under Certain Circumstances

Will a Participant be fully Vested under the following circumstances (Answer "Yes" or "No" to each of the following items by selecting the appropriate box)?

1.    The Participant dies.                                                                                    Yes ☒  No  ☐

2.    The Participant incurs a Disability.                                                                    Yes ☒  No  ☐

3.    The Participant satisfies the conditions for Early Retirement Age (if applicable).               Yes ☒  No  ☐

NOTE:   If a box is not selected for an item, "Yes" shall be deemed to be selected for that item.

Part F.    Allocation of Forfeitures of Employer Profit Sharing Contributions

Forfeitures shall be (select one) :

Option 1: ☐  Allocated to the Individual Accounts of the Participants specified below in the manner as described in Section 3.01(B) (for Employer Profit Sharing Contributions).

The participants entitled to receive allocations of such Forfeitures shall be (select one):

Suboption (a): ☐  Qualifying Participants.

Suboption (b): ☐  All Participants.

NOTE:   If no suboption is selected, Suboption (a) shall be deemed to be selected.

Option 2: ☐ Applied to reduce Employer Contributions.

NOTE:   If no option is selected, Option 2 shall be deemed to be selected. Pursuant to Section 3.01(C) of the Plan and notwithstanding the election made above, the Employer may first apply forfeitures to either the payment of the Plan's administrative expenses in accordance with Section 7.04 of the Plan or the restoration of Participant's Individual Accounts pursuant to Section 4.01(C)(3) of the Plan.

Part G.    Allocation of Forfeitures of Matching Contributions

Forfeitures of Matching Contributions shall be (select one):

Option 1:  ☐ Allocated, after all other Forfeitures under the Plan, to each Participant's Individual Account in the ratio which each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year.

The participants entitled to receive allocations of such Forfeitures shall be (select one):

Suboption (a): ☐  Qualifying Contributing Participants.

Suboption (b): ☐  Qualifying Participants.

Suboption (c): ☐  All Participants.

NOTE:   If no suboption is selected, Suboption (a) shall be deemed to be selected.

Option 2:  ☐ Applied to reduce Employer Contributions.

NOTE:   If no option is selected, Option 2 shall be deemed to be selected. Pursuant to Section 3.01(C) of the Plan and notwithstanding the election made above, the Employer may first apply forfeitures to either the payment of the Plan's administrative expenses in accordance with Section 7.04 of the Plan or the restoration of Participant's Individual Accounts pursuant to Section 4.01(C)(3) of the Plan.

Part H.    Allocation of Forfeitures of Excess Aggregate Contributions

Forfeitures of Excess Aggregate Contributions shall be (select one):

Option 1: ☐ Allocated, after all other Forfeitures under the Plan, to each Qualifying Contributing Participant's Matching Contribution account in the ratio which each Qualifying Contributing Participant's Compensation for the Plan Year bears to the total Compensation of all Qualifying Contributing Participants for such Plan Year. Such Forfeitures will not be allocated to the account of any highly Compensated Employee.

Option 2: ☐ Applied to reduce Employer Contributions.

NOTE:   If no option is selected, Option 2 shall be deemed to be selected.

SECTION FIVE: DISTRIBUTIONS AND LOANS
Complete Parts A through E

Part A.    Distributable Events   (Answer each of the following items.)

1.    Termination of Employment Before Normal Retirement Age

May a Participant who has not reached Normal Retirement Age request a distribution from the Plan of that portion of the Participant's Individual Account attributable to the following types of contributions upon Termination of Employment?

Employer Profit Sharing Contributions               Yes ☒  No  ☐

Elective Deferrals                                       Yes ☒  No  ☐

Matching Contributions (if applicable)               Yes ☒  No  ☐

2.    Disability

May a Participant who has incurred a Disability request a distribution from the Plan of that portion of the Participant's Individual Account attributable to the following types of contributions?

Employer Profit Sharing Contributions              Yes ☒  No  ☐

Elective Deferrals                                      Yes ☒  No  ☐

Matching Contributions (if applicable)              Yes ☒  No  ☐

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3.    Attainment of Normal Retirement Age

May a Participant who has attained Normal Retirement Age but has not incurred a Termination of Employment request a distribution from the Plan of that portion of the Participant's Individual Account attributable to the following types of contributions?

Employer Profit Sharing Contributions                 Yes ☒  No  ☐

Elective Deferrals                                         Yes ☒  No  ☐

Matching Contributions (if applicable)                 Yes ☒  No  ☐

4.    Attainment of Age 59 ½

May a Participant who has attained age 59½ request a distribution from the Plan of that portion of the Participant's Individual Account attributable to the following types of contributions while still employed by the Employer?

Employer Profit Sharing Contributions            Yes ☐  No  ☒

                                                                     ☐   Yes, but only with respect to a Participant who is 100% Vested in his or her Individual Account attributable to Employer Profit Sharing
                                                                                                     Contributions.

      Elective Deferrals                                     Yes ☒  No  ☐

      Matching Contributions ( if applicable )           Yes  ☐  No  ☒

                              ☐  Yes, but only with respect to a Participant who is 100% Vested in his or her Individual Account attributable to Matching Contributions.

5.    In-Service Withdrawals

a.    In general, may a Participant request a distribution of that portion of the Participant's Individual Account attributable to the following types of contributions during service pursuant to Section 5.01(A)(4) of the Plan (complete items a, b and c)?

Employer Profit Sharing Contributions

Option 1:  ☐  Yes.

Option 2:  ☐  Yes, but only with respect to a Participant who is 100 percent Vested in his or her Individual Account attributable to Employer Profit Sharing Contributions.

Option 3:  ☐  Yes, but only with respect to a Participant who has participated in the Plan for ____ or more years and has attained age _____.

Option 4:  ☐  Yes, but only with respect to a Participant who is 100 percent Vested in his or her Employer Profit Sharing Contributions and has participated in the Plan for ____ or more years and has attained age _____.

Option 5:  ☒  No.

Matching Contributions (if applicable)

Option 1:  ☐  Yes.

Option 2:  ☐  Yes, but only with respect to a Participant who is 100 percent Vested in his or her Individual Account attributable to Matching Contributions.

Option 3:  ☐  Yes, but only with respect to a Participant who has participated in the Plan for ____ or more years and has attained age _____.

Option 4:  ☐  Yes, but only with respect to a Participant who is 100 percent Vested in his or her Matching Contributions and has participated in the Plan for _____ or more years and has attained age _____.

Option 5:  ☒  No.

b.    One-Time In-Service Withdrawal Option

Will the one-time in-service withdrawal provisions described in Section 5.01(A)(7) of the Plan apply to the following types of contributions?

Employer Profit Sharing Contributions

Option 1:  ☐  Yes.

Option 2:  ☐  Yes, but only with respect to a Participant who is 100 percent Vested in his or her Individual Account attributable to Employer Profit Sharing Contributions.

Option 3:  ☐  Yes, but only with respect to a Participant who has participated in the Plan for ____ or more years and has attained age _____.

Option 4:  ☐  Yes, but only with respect to a Participant who is 100 percent Vested in his or her Employer Profit Sharing Contributions and has participated in the Plan for ____ or more years and has attained age ____.

Option 5:  ☒  No.

If the answer is "Yes," specify percentage that a Participant may withdraw: ________ percent

Matching Contributions (if applicable)

Option 1:  ☐  Yes.

Option 2:  ☐  Yes, but only with respect to a Participant who is 100 percent Vested in his or her Individual Account attributable to Matching Contributions.

Option 3:  ☐  Yes, but only with respect to a Participant who has participated in the Plan for ____ or more years and has attained age _____.

Option 4:  ☐  Yes, but only with respect to a Participant who is 100 percent Vested in his or her Matching Contributions and has participated in the Plan for ____ or more years and has attained age ____.

Option 5:  ☒  No.

If the answer is "Yes," specify percentage that a Participant may withdraw: ________ percent

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c.    Hardship Withdrawals

May a Participant request a distribution of that portion of the Participant's Individual Account attributable to the following types of contributions on account of hardship pursuant to Section 5.01(A)(5) of the plan?

Employer Profit Sharing Contributions

Option 1:  ☒  Yes.

Option 2:  ☐  Yes, but only with respect to a Participant who is 100 percent Vested in his or her Individual Account attributable to Employer Profit Sharing Contributions.

Option 3:  ☐  Yes, but only with respect to a Participant who has participated in the Plan for ____ or more years and has attained age ___.

Option 4:  ☐  Yes, but only with respect to a Participant who is 100 percent Vested in his or her Employer Profit Sharing Contributions and has participated in the Plan for ____ or more years and has attained age ____.

Option 5:  ☐  No.

NOTE:  If Option 1, 2, 3 or 4 is selected, choose one of the following suboptions.

Suboption (a):  ☐  The definition of hardship described in Section 5.01(A)(5) of the Plan shall apply.

Suboption (b):  ☒  The safe harbor definition of hardship distribution described in Section 5.01(A)(6)(b) of the Plan shall apply.

NOTE:   If no suboption is selected, Suboption (b) shall be deemed to be selected.

Matching Contributions (if applicable)

Option 1:  ☐  Yes.

Option 2:  ☐  Yes, but only with respect to a Participant who is 100 percent Vested in his or her Individual Account attributable to Matching Contributions.

Option 3:  ☐  Yes, but only with respect to a Participant who has participated in the Plan for ____ or more years and has attained age ___.

Option 4:  ☐  Yes, but only with respect to a Participant who is 100 percent Vested in his or her Matching Contributions and has participated in the Plan for ____ or more years and has attained age ____.

Option 5:  ☐  No.

NOTE:  If Option 1, 2, 3 or 4 is selected, choose one of the following suboptions.

Suboption (a):  ☐  The definition of hardship described in Section 5.01(A)(5) of the Plan shall apply.

Suboption (b):  ☒  The safe harbor definition of hardship distribution described in Section 5.01(A)(6)(b) of the Plan shall apply.

NOTE:   If no suboption is selected, Suboption (b) shall be deemed to be selected.

6.    Withdrawals of Rollover Contributions

May an Employee request a distribution of his or her rollover contributions at any time?

Option 1:  ☒  Yes.

Option 2:  ☐  No.

7.    Withdrawals of Transfer Contributions

May an Employee request a distribution of his or her rollover contributions at any time?

Option 1:  ☒  Yes.

Option 2:  ☐  No.

8.    Hardship Withdrawals of Elective Deferrals

May a Participant request a distribution of his or her Elective Deferrals on account of hardship pursuant to Section 5.01(A)(6) of the Plan?

Option 1:  ☒  Yes.

Option 2:  ☐  No.

NOTE:   If no option is selected for an item, Option 1 shall be deemed to be selected for that item.

Part B.      Form of Distribution (Answer each of the following)

1.    Lump Sum

May a Participant request a distribution of his or her Individual Account in a lump sum, subject to Section 5.02(C) of the Plan?

Option 1:  ☒  Yes.

Option 2:  ☐  No.

2.    Installment Payments

May a Participant request a distribution of the Vested portion of his or her Individual Account over a period not to exceed the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and his or her designated Beneficiary, subject to Section 5.02(C) of the Plan?

Option 1:  ☒  Yes.

Option 2:  ☐  No.

3.    Annuity Contracts

May a Participant apply the Vested portion of his or her Individual Account toward the purchase of an annuity contract, subject to Section 5.02(C) of the Plan?

Option 1:  ☒  Yes.

Option 2:  ☐  No.

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4.    Involuntary Cashouts

An Eligible Rollover Distribution that exceeds $1,000 but does not exceed $5,000 will be paid in the following manner pursuant to Sections 5.02 and 5.04 of the Plan (select one):

Option 1:  ☐  a single sum.

Option 2:  ☒  a Direct Rollover to an individual retirement account.

NOTE:   Option 1 must be selected for at least one of items one through three in Part B above. If neither option is selected for items one through three in Part B above, Option 1 shall be deemed to have been selected for such item. If item four is not completed, Option 2 shall be deemed to have been selected for such item. If the Plan is restating a Prior Plan, the forms of distribution under this Plan must generally be at least as favorable as under the Prior Plan.

Part C.    Timing of Distribution

1.    Termination of Employment

Where a Participant who is entitled to a distribution under the Plan has a Termination of Employment (for reasons other than death, Disability or attainment of Normal Retirement Age), distributions shall commence ( select one ):

Option 1:  ☒  As soon as administratively feasible following the date the Participant requests a distribution.

Option 2:  ☐  As soon as administratively feasible following the close of the Plan Year within which the Participant requests a distribution.

Option 3:  ☐  As soon as administratively feasible following the close of the Plan Year within which the Participant requests a distribution or the Participant requests a distribution and incurs ________ (not more than five) consecutive one-year Breaks in Vesting Service, whichever is later.

NOTE:   If no option is selected, Option 2 shall be deemed to be selected. A Participant's request for a distribution must be accompanied by his or her spouse's consent pursuant to Section 5.13 of the Plan.

2.    Death, Disability of Attainment of Normal Retirement Age

Where a Participant dies, incurs a Disability or attains Normal Retirement Age, and a distributable event has occurred, distributions shall commence (select one):

Option 1:  ☒  As soon as administratively feasible following the date the Participant (or Beneficiary of a deceased Participant) requests a distribution.

Option 2:  ☐  As soon as administratively feasible following the close of the Plan Year within which the Participant (or Beneficiary of a deceased Participant) requests a distribution.

Option 3:  ☐  As soon as administratively feasible following the close of the Plan Year within which the Participant (or Beneficiary of a deceased Participant) requests a distribution or the Participant requests a distribution and incurs ________ (not more than five) consecutive one-year Breaks in Vesting Service, whichever is later.

NOTE:   If no option if selected, Option 2 shall be deemed to be selected.

Part D.    Retirement Equity Act Safe Harbor

Will the safe harbor provisions of Section 5.13(E) of the Plan apply (select one)?

Option 1:  ☒  Yes.

Option 2:  ☐  No.

Survivor Annuity Percentage   (Complete only if Option 2 is selected.)

The survivor annuity portion of the Qualified Joint and Survivor Annuity shall be a percentage equal to _____ percent (at least 50 percent, but no more than 100 percent) of the amount paid to the Participant prior to his or her death.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

Part E.    Loans

May a Participant request a loan pursuant to Section 5.19 of the Plan?

Option 1:  ☒  Yes.

Option 2:  ☐  No.

NOTE: If no option if selected, Option 2 shall be deemed to be selected.

NOTE: Section 411(d)(6) of the Code prohibits the elimination of protected benefits. In general, protected benefits include the timing of payout options. If the Plan is restating a Prior Plan that permitted a distribution option described above that involves the timing of a distribution, the selections must generally be at least as favorable as under the Prior Plan. Forms of distributions may be eliminated under certain conditions, but generally only after advance notice has been given to Participants as described in the Basic Plan Document.

SECTION SIX: DEFINITIONS
Complete Parts A through M

Part A.    Plan Year Means

Option 1:  ☐  The 12-consecutive month period which coincides with the Adopting Employer's Fiscal Year.

Option 2:  ☒  The calendar year.

Option 3:  ☐  The 52/53 week period ending on the last __________ (specify day of the week) nearest __________
                   (specify month and day) of each year  ________________________________________________.

Option 4:  ☐  Other 12-consecutive month period (Specify a 12-consecutive month period selected in a uniform and nondiscriminatory manner.)

.

NOTE : If no option is selected, Option 1 shall be deemed to be selected.

If the initial Plan Year is less than 12 months (a short Plan Year) specify such Plan Year's beginning and ending dates

13

Part B.     Limitation Year Means

Option 1:  ☒  The Plan Year.

Option 2:  ☐  The calendar year.

Option 3:  ☐  Other 12-consecutive month period (Specify a 12-consecutive month period selected in a uniform and nondiscriminatory manner.)

               ______________________________________________________

NOTE : If no option is selected, Option 1 shall be deemed to be selected.

Part C.    Measuring Period For Vesting

Years of Vesting Service shall be measured over the following 12-consecutive month period:

Option 1   ☒  The Plan Year.

Option 2:  ☐  The12-consecutive month period commencing with the Employee's Employment Commencement Date and each successive 12-month period commencing on the anniversaries of the Employee's Employment Commencement Date.

Option 3:  ☐  Other (specify) __________________________________________.

NOTE : If no option is selected, Option 1 shall be deemed to be selected.

Part D.    Hours of Service Equivalencies

Service will be determined on the basis of (select one):

Option 1 :  ☒  Actual hours for which an Employee is paid.

Option 2 :  ☐  Days worked.  An Employee will be credited with 10 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the day.

Option 3 :  ☐  Weeks worked. An Employee will be credited with 45 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the week.

Option 4 :  ☐  Semi-Monthly payroll periods worked. An Employee will be credited with 95 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the semi-monthly payroll period.

Option 5 :  ☐  Months worked. An Employee will be credited with 190 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the month.

NOTE: If no option is selected, Option 1 shall be deemed to be selected. This Section Six, Part D will not apply if the elapsed time method of Section Six, Part E, Option 2 below is selected.

Part E.    Elapsed Time Method

In lieu of tracking Hours of Service of Employees, will the elapsed time method described under the definition of Hours of Service be used (select one or more)?

Option 1 :  ☒  No.

Option 2 :  ☐  Yes.

Option 3 :  ☐  Yes, for purposes of determining a Participant's Vested percentage.

Option 4 :  ☐  Yes, for purposes of determining eligibility to participate in the Plan.

Option 5 :  ☐  Yes, for purposes of determining if a Participant is a Qualifying Participant or Qualifying Contributing Participant
                          and therefore eligible to receive an Employer Contribution.

NOTE : If no option is selected, Option 1 shall be deemed to be selected.

Part F.    Compensation

1. Employer Profit Sharing Contributions

a.    General Definition

For purposes of Employer Profit Sharing Contributions, Compensation will mean all of each Participant's (select one):

Option 1:  ☒ W-2 wages.

Option 2:  ☐  Section 3401(a) wages.

Option 3:  ☐  415 safe-harbor compensation.

NOTE:   If no option is selected, Option 1 shall be deemed to be selected.

b.    Determination Period

For purposes of Employer Profit Sharing Contributions, Compensation shall be determined over the following applicable period (select one):

Option 1:  ☒ The Plan Year.

Option 2:  ☐  The calendar year ending with or within the Plan Year.

Option 3:  ☐  The consecutive 12-month period, beginning on (specify month and day)  __________________________.

NOTE:   If no option is selected, Option 1 shall be deemed to be selected.

c.    Inclusion of Elective Deferrals

For purposes of Employer Profit Sharing Contributions, Compensation shall include employer Contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under any of the following Sections of the Code (Select "Yes" or "No" for each of the following items.)

Section 125 (cafeteria plans)                                                                   Yes ☒  No  ☐

Section 132(f)(4) (qualified transportation fringe benefits)                                 Yes ☒  No  ☐

Section 402(e)(3) (401(k) plans)                                                              Yes ☒  No  ☐

Section 402(h)(1)(B) (salary deferral SEP plans)                                            Yes ☐  No  ☒

Section 403(b) (tax-sheltered annuity plans)                                                 Yes ☐  No  ☒

NOTE: If a box is not selected for an item, "Yes" shall be deemed to be selected for that item.

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2.    Elective Deferrals

a.    General Definition

For purposes of Elective Deferrals, Compensation will mean all of each Participant's (select one):

Option 1: ☒  W-2 wages.

Option 2: ☐  Section 3401(a) wages.

Option 3: ☐  415 safe-harbor compensation.

NOTE:   If no option is selected, Option 1 shall be deemed to be selected.

b.    Determination Period

For purposes of Elective Deferrals, Compensation shall be determined over the following applicable period (select one):

Option 1: ☒  The Plan Year.

Option 2: ☐  The calendar year ending with or within the Plan Year.

Option 3: ☐  The consecutive 12-month period, beginning on (specify month and day)  __________________.

NOTE:   If no option is selected, Option 1 shall be deemed to be selected.

c.    Inclusion of Elective Deferrals

For purposes of Elective Deferrals, Compensation shall include Employer Contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under any of the following Sections of the Code (Select "Yes" or "No" for each of the following items.)

Section 125 (cafeteria plans)                                                                                         Yes ☒  No  ☐

Section 132(f)(4) (qualified transportation fringe benefits)                                 Yes ☒  No  ☐

Section 402(e)(3) (401(k) plans)                                                              Yes ☒  No  ☐

Section 402(h)(1)(B) (salary deferral SEP plans)                                            Yes ☐  No  ☒

Section 403(b) (tax-sheltered annuity plans)                                                 Yes ☐  No  ☒

NOTE: If a box is not selected for an item, "Yes" shall be deemed to be selected for that item.

3.    Matching Contributions

a.    General Definitions

For purposes of Matching Contributions, Compensation will mean all of each Participant's (select one):

Option 1: ☒  W-2 wages.

Option 2: ☐  Section 3401(a) wages.

Option 3: ☐  415 safe-harbor compensation.

NOTE:   If no option is selected, Option 1 shall be deemed to be selected.

b.    Determination Period

For purposes of Matching Contributions, Compensation shall be determined over the following applicable period (select one):

Option 1: ☒  The Plan Year.

Option 2: ☐  The calendar year ending with or within the Plan Year.

Option 3: ☐  The consecutive 12-month period, beginning on (specify month and day) ______________.

NOTE:   If no option is selected, Option 1 shall be deemed to be selected.

c.    Inclusion of Elective Deferrals

For purposes of Matching Contributions, Compensation shall include Employer Contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under any of the following Sections of the Code (Select "Yes" or "No" for each of the following items.)

Section 125 (cafeteria plans)                                                                        Yes ☒  No  ☐

Section 132(f)(4) (qualified transportation fringe benefits)                                      Yes ☒  No  ☐

Section 402(e)(3) (401(k) plans)                                                                   Yes ☒  No  ☐

Section 402(h)(1)(B) (salary deferral SEP plans)                                                 Yes ☐  No  ☒

Section 403(b) (tax-sheltered annuity plans)                                                      Yes ☐  No  ☒

NOTE: If a box is not selected for an item, "Yes" shall be deemed to be selected for that item.

4.    Universal Compensation Issues

a.    Pre-Entry Date Compensation

1.    General Purposes

Unless a different definition of Compensation is required by either the Code or ERISA, for the Plan Year in which an Employee enters the Plan, the Employee's Compensation which shall be taken into account for purposes of the Plan (other than ADP or ACP testing) shall be (select one):

       Option 1: ☐  The Employee's Compensation only from the Entry Date, applicable to the particular type of contribution,  on which the Employee became a Participant in the Plan.

Option 2: ☒  The Employee's Compensation for the whole of such Plan Year.

NOTE:   If no option is selected, Option 1 shall be deemed to be selected.

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2.    ADP and ACP Testing Purposes

For the Plan Year in which an Employee enters the Plan, the Employee's Compensation which shall be taken into account for purposes of ADP and ACP testing shall be (select one):

        Option 1: ☐  The Employee's Compensation only from the time the Employee became a Participant in the Plan.
Option 2: ☒  The Employee's Compensation for the whole of such Plan Year.

NOTE:   If no option is selected, Option 1 shall be deemed to be selected.

Part G.    Normal Retirement Age

The Normal Retirement Age under the Plan shall be (select and complete one):

Option 1 : ☒  Age  65   (not to exceed 65 or such later age as may be allowed under Section 411(a)(8)).

Option 2 : ☐  The later of age _______ (not to exceed 65 or such later age as may be allowed under Section 411(a)(8) ) or the _______ (not to exceed fifth) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

NOTE: If no option is selected, Option 1 shall be deemed to be selected and age 59½ will be deemed to have been entered.

Part H.    Early Retirement Age

The Early Retirement Age under the Plan shall be (select one):

Option 1 : ☒  An Early Retirement Age is not applicable under the Plan.

Option 2 : ☐  A Participant satisfies the Plan's Early Retirement Age conditions by attaining age _______ and completing _______ Years of Vesting Service.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

PART I.    Valuation Date

The Plan Valuation Date shall be (select one):

Option 1 : ☒  Daily.

Option 2 : ☐  The last day of the Plan Year and each other date designated by the Plan Administrator which is selected in a uniform and nondiscriminatory manner.

Option 3 : ☐  The last day of each Plan quarter.

Option 4 : ☐  The last day of each month.

Option 5 : ☐  Other (Specify one or more dates that are selected in a uniform and nondiscriminatory manner, including the last day of the Plan Year.)  _____________________________________________________________

NOTE: If no option is selected, Option 2 shall be deemed to be selected.

Part J.    Disability

For purposes of this Plan, disability shall mean (select one):

Option 1: ☐ The inability to engage in any substantial, gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

Option 2: ☒ The inability to engage in any substantial, gainful activity in the Employee's trade or profession for which the Employee is best qualified through training or experience.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

Part K.    Highly Compensated Employee

1. Top Paid Group election

For purposes of determining who is a Highly Compensated Employee under the Plan, the top paid group election shall apply (select one) :

Option 1 : ☐  Yes.

Option 2 : ☒  No.

NOTE: If no option is selected, Option 2 shall be deemed to be selected.

2. Calendar Year Data Election

For purposes of determining who is a Highly Compensated Employee (other than a five percent owner) under the Plan, the calendar year data election shall apply (select one):

Option 1 : ☒  Yes.

Option 2 : ☐  No.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

Part L.    Required Beginning Date

For purposes of determining when minimum distributions must begin to be made to each Participant, the Required Beginning Date shall (select one) :

Option 1 : ☐ The April 1 of the calendar year following the calendar year in which a Participant attains age 70½.

Option 2 : ☐ The April 1 of the calendar year following the calendar year in which a Participant attains age 70½, except that distributions to a Participant (other than a five-percent owner) with respect to benefits accrued after the later of the adoption or effective date of the amendment to the Plan must commence by the later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70½ or retires.

Option 3 : ☒ The later of the April 1 of the calendar year following the calendar year in which a Participant attains age 70½ or retires except that distributions to a five-percent owner must commence by the April 1 of the calendar year following the calendar year in which the Participant attains age 70½.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

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Note If Option 3 is selected choose one or more of the following suboptions. Suboption (c) must be selected to the extent that there would otherwise be an elimination of a preretirement age 70½ distribution option for Employees older than those listed above.

Suboption (a) : ☒  Any Participant attaining age 70½ in years after 1995 may elect by the April 1 of the calendar year following the year in which the Participant attained age 70½, (or by December 31, 1997 in the case of a Participant attaining age 70½ in 1996) to defer distributions until the calendar year following the calendar year in which the Participant retires. If no such election is made the Participant will begin receiving distributions by the April 1 of the calendar year following the year in which the Participant attained age 70½ (or by December 31, 1997 in the case of a Participant attaining age 70½ in 1996).

Suboption (b) : ☒  Any Participant attaining age 70½, in years prior to 1997 may elect to stop distributions and recommence by the April of the calendar year following the year in which the Participant retires. There shall be (select one) :

(i) ☐  a new annuity starting date upon recommencement,

(ii) ☒  no new annuity starting date upon recommencement.

Suboption (c) : ☒  The preretirement age 70½ distribution option is only eliminated with respect to Employees who reach age 70½ in or after a calendar year that begins after the later of December 31, 1998, or the adoption date of the amendment. The preretirement age 70½ distribution option is an optional form of benefit under which benefits payable in a particular distribution form (including any modifications that may be elected after benefit commencement) commence at a time during the period that begins on or after January 1 of the calendar year in which a Participant attains age 70½ and ends April 1 of the immediately following calendar year.

NOTE: If no suboption(s) is selected, suboptions a, b and c shall be deemed to be selected.

Part M.    Eligibility Computation Period

An Employee's Eligibility Computation Period subsequent to his or her initial Eligibility Computation Period shall be (select one):

Option 1 : ☒  The 12-consecutive month periods commencing on the anniversaries of his or her Employment Commencement Date.

Option 2 : ☐  The Plan Year commencing with the Plan Year beginning during his or her initial Eligibility Computation Period.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

SECTION SEVEN: MISCELLANEOUS
Complete Parts A and B

Part A.    Permissible Investments

The assets of the Plan shall be invested only in those investments described below
(to be completed by the Prototype Sponsor):
The permissible investments shall be determined by the Employer. The Employer reserves the right to change investment options at any given time.
 ____________________________________________________________________________________________
 ___________________________________________________________________________________________
Part B.    Participant Direction

1.    Authorization

Will a Participant be responsible for directing the investment of his or her Plan assets pursuant to Section 7.22(B) of the Plan (select one)?

Option 1 : ☒  Yes.

Option 2 : ☐  No.

NOTE: If no option is selected, Option 1 shall be deemed to be selected. Complete the remainder of Part B only if Option 1 is selected.

2.    Investment Options

A Participant may direct the investment of his or her Plan assets among the following investments (select one):

Option 1 : ☒  Only those investment options designated by the Plan Administrator or other Fiduciary.

Option 2 : ☐  Any allowable investment.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

3.    Accounts Subject to Participant Direction

A Participant shall be responsible for directing the following portions of his or her Individual Account (select one):

Option 1 : ☐  Those accounts that the Plan Administrator may designate from time to time in a uniform and nondiscriminatory manner.

Option 2 : ☒  The entire Individual Account.

Option 3 : ☐  The following accounts (select any that apply):

 ☐  Elective Deferral account.
 ☐  Matching Contribution account.
 ☐  Employer Profit Sharing account.
 ☐  Rollover contribution account.
       ☐  Transfer contribution account.
       ☐  Other (Specify one or more of the accounts that may, in part, comprise a Participant's Individual
                Account under this Plan)
            ____________________________________________________

NOTE: If no option is selected, Option 2 shall be deemed to be selected.

4.    Frequency of Investment Changes

A Participant may make changes to the investments within his or her Individual Account with the following frequency (select one) :

Option 1 : ☒  In accordance with uniform and nondiscriminatory rules established by the Plan Administrator or other Fiduciary.

Option 2 : ☐  Daily.

Option 3 : ☐  Monthly.

Option 4 : ☐  Quarterly.

Option 5 : ☐  Other. (Specify one or more of the accounts that may, in part, comprise a Participant's Individual Account under this Plan)
                   ______________________________________________________________

NOTE: If no option is selected, Option 1 shall be deemed to be selected. The Plan's Valuation Dates must be at least as often as the frequency selected above.

SECTION EIGHT: TRUSTEE AND CUSTODIAN
Complete Part A and B (as applicable)

Part A.    Custodian (This Part A must be completed unless a Trustee is named in Part B, below.)

Financial Organization ________________________________________________________

Address _________________________________________________________________

Signature ________________________________________________________________

Type Name _____________________________Title ______________________________
Part B.    Trustee   (This Part B must be completed unless the Plan covers one or more Self-Employed Individuals or satisfies another exception under Section 403(b) of ERISA. Select one . )

Option 1:  ☒  Financial Organization as Trustee

Option 2:   ☐   Individual Trustee(s)

The Trustee of this Plan shall be a:   ☒  Directed Trustee      ☐  Discretionary Trustee

Name of Trustee MATRIX CAPITAL BANK TRUST SERVICES
Address 700 17TH STREET, SUITE 300, DENVER, CO 80202
Telephone 720-956-6500
Signature   _________________________________________  Title  ___________________________________
Name of Trustee  _____________________________________________________________________________
Address  ____________________________________________________________________________________
Telephone __________________________________________________________________________________
Signature   _________________________________________  Title  ___________________________________
Name of Trustee  _____________________________________________________________________________
Address  ____________________________________________________________________________________
Telephone __________________________________________________________________________________
Signature   _________________________________________  Title  ____________________________________
Name of Trustee  _____________________________________________________________________________
Address  ____________________________________________________________________________________
Telephone __________________________________________________________________________________

SECTION NINE: EMPLOYER SIGNATURE
Important: Please read before signing

Prototype Sponsor

Name of Prototype Sponsor BISYS

Address 431 GOLF COURSE ROAD NORTH, P.O. BOX 979, BRAINERD, MN 56401

Telephone 800-411-6970

☐ Check here and provide the applicable information below if someone other than the Adopting Employer will be the Plan Administrator.

         Name of Plan Administrator MERCHANTS & MANUFACTURERS BANCORPORATION

      Address ________________________________________________________________

        City ________________________________________   State  ____________    Zip   _______________________

        Telephone ___________________________________________________________________________________

        Signature of Plan   ___________________________     Administrator Date signed  ___________________________

        Type Name  __________________________________________________________________________________

☐ Check here if there is an attachment(s) that applies to this Plan (If the box is checked, please describe the attachment(s) below.)
             _____________________________________________________________________

17

I am an authorized representative of the Adopting Employer named above and I state the following:

1.     I acknowledge that I have relied upon my own advisors regarding the completion of this Adoption Agreement and the legal and tax implications of adopting this Plan;

2.    I understand that my failure to properly complete this adoption agreement may result in disqualification of the Plan;

3.     I understand that the Prototype Sponsor will inform me of any amendments made to the Plan and will notify me should it discontinue or abandon the Plan; and

4.    I have received a copy of this Adoption Agreement, the corresponding Basic Plan Document and, if applicable, any separate trust agreement used in lieu of the trust agreement contained in the Basic Plan Document.

Signature of adopting Employer /s/ John Krawczyk _____________________________      Date Signed      6-17-03

Type Name    JOHN KRAWCZYK   Title EXECUTIVE VICE PRESIDENT

NOTE:   The Adopting Employer may rely on an opinion letter issued by the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Code except to the extent provided in Revenue Procedure 2000-20, 2000-6 I.R.B. 553 and Announcement 2001-77, 2001-30 I.R.B. An Employer who has ever maintained or who later adopts any Plan (including a welfare benefit fund, as defined in Section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Section 419A(d)(3) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code) in addition to this Plan may not rely on the opinion letter issued by the Internal Revenue Service with respect to the requirements of Sections 415 and 416 of the Code. If the Employer who adopts or maintains multiple plans wishes to obtain reliance with respect to the requirements of Sections 415 and 416 of the Code, application for a determination letter must be made to employee Plans Determinations of the Internal Revenue Service. The Employer may not rely on the opinion letter in certain other circumstances, which are specified in the opinion letter issued with respect to the Plan or in Revenue Procedure 2000-20 and Announcement 2991-77. This Adoption Agreement may be used only in conjunction with Basic Plan Document #01. The signature of the Adopting Employer in this Section Nine shall apply to Section 10 of this Adoption Agreement if the Employer is restating its Plan to comply with Revenue Procedure 2000-20.

18

SECTION TEN: REMEDIAL AMENDMENT PERIOD PLAN ADMINISTRATION
Complete Section 10 only if the Plan is being restated to comply with GUST

Part A.    Highly compensated Employee

1.    Top Paid Group. For purposes of determining who was a Highly Compensated Employee, did the Employer make the top-paid group election for the following Plan Years?

1997  ☐ Yes   ☒ No    ☐ Not Applicable            2001   ☐ Yes   ☒ No   ☐ Not Applicable

1998  ☐ Yes   ☒ No    ☐ Not Applicable            2002   ☐ Yes   ☐ No    ☐ Not Applicable
1999  ☐ Yes   ☒ No    ☐ Not Applicable            2003   ☐ Yes   ☐ No    ☐ Not Applicable

2000  ☐ Yes   ☒ No    ☐ Not Applicable            2004   ☐ Yes   ☐ No    ☐ Not Applicable

NOTE: If a box is not selected for a year, "No" shall be deemed to be selected for such year.

2    Calendar Year Data Election. For purposes of determining who was a Highly Compensated Employee (other than as a five-percent owner) did the Employer make a calendar year data election for the following Plan Years?

1997  ☒ Yes   ☐ No   ☐ Not Applicable            2001   ☒ Yes   ☐ No   ☐ Not Applicable

1998  ☒ Yes   ☐ No   ☐ Not Applicable            2002   ☐ Yes   ☐ No    ☐ Not Applicable

1999  ☒ Yes   ☐ No   ☐ Not Applicable            2003   ☐ Yes   ☐ No    ☐ Not Applicable

2000  ☒ Yes   ☐ No   ☐ Not Applicable            2004   ☐ Yes   ☐ No    ☐ Not Applicable

NOTE:   If a box is not selected for a year, "Yes" shall be deemed to be selected for such year.

Part B.    ADP/ACP Testing

1.    Prior Year Testing and ADP Test. For purposes of performing the ADP test, did the Employer apply the prior year testing rules for the following Plan Years?

1997   ☒ Yes   ☐ No     ☐ Not Applicable                2001      ☒ Yes   ☐ No    ☐ Not Applicable

1998  ☒ Yes   ☐ No     ☐ Not Applicable            2002     ☐ Yes   ☐ No     ☐ Not Applicable

1999  ☒ Yes   ☐ No     ☐ Not Applicable            2003     ☐ Yes   ☐ No     ☐ Not Applicable

2000  ☒ Yes   ☐ No     ☐ Not Applicable            2004     ☐ Yes   ☐ No     ☐ Not Applicable

NOTE:   If a box is not selected for a year, "Yes" shall be deemed to be selected for such year.

2.     Initial Plan Year ADP. If this was not a successor Plan, then, for the first Plan Year this Plan permitted any Participant to make Elective Deferrals, the ADP used in the ADP test for Participants who were not Highly Compensated Employees was such first Plan Year's ADP.

☐ Yes   ☒ No

Note:   Select "No" if "No" was selected in item 1 above with respect to the first Plan Year Elective Deferrals were permitted under this Plan. If a box is not selected, "No" shall be deemed to be selected.

3.     Prior Year Testing and ACP Test. For purposes of performing the ACP test, did the Employer apply the prior year testing rules for the following Plan Years?

      1997  ☒ Yes   ☐ No   ☐ Not Applicable            2001     ☒ Yes   ☐ No    ☐ Not Applicable

        1998  ☒ Yes   ☐ No   ☐ Not Applicable            2002     ☐ Yes   ☐ No     ☐ Not Applicable

        1999  ☒ Yes   ☐ No   ☐ Not Applicable            2003     ☐ Yes   ☐ No     ☐ Not Applicable

      2000  ☒ Yes   ☐ No   ☐ Not Applicable            2004     ☐ Yes   ☐ No     ☐ Not Applicable

NOTE:   If a box is not selected for a year under either 1 or 3 above, "Yes" will be deemed to be selected for such year.

4.     Initial Plan Year ACP. If this was not a successor Plan, then, for the first Plan Year this Plan permitted any Participant to make Nondeductible Employee Contributions, provided for Matching Contributions or both, the ACP used in the ACP test for Participants who were not Highly Compensated Employees was such first Plan Year's ACP.

☐ Yes   ☒ No

Note:   Select "No" if "No" was selected in item 3 above with respect to the first Plan Year Nondeductible Employee Contributions and/or Matching Contributions were permitted. If a box is not selected, "No" shall be deemed to be selected.

Part C.    401(k) Safe Harbor Rules

1.     Application of Rules. Did the Employer apply the 401(k) safe harbor rules for the following Plan Years?

did the Employer make a calendar year data election for the following Plan Years?

        1999  ☐ Yes   ☐ No   ☒ Not Applicable            2002    ☐ Yes   ☐ No    ☐ Not Applicable

2000  ☐ Yes   ☐ No   ☒ Not Applicable            2003    ☐ Yes   ☐ No    ☐ Not Applicable

2001  ☐ Yes   ☐ No   ☒ Not Applicable            2004    ☐ Yes   ☐ No    ☐ Not Applicable

NOTE:   If a box is not selected for a year, "No" shall be deemed to be selected for such year.

19

2.    Safe Harbor Contribution. If "Yes" is selected for one or more of the years described above, which safe harbor contribution did the Employer make for each of the following Plan Years?

1999      Option 1: ☐ Nonelective Contribution.

Option 2: ☐ Basic Matching Contribution.

Option 3: ☐ Enhanced Matching Contribution (describe) ___________________________________

2000      Option 1: ☐ Nonelective Contribution.

Option 2: ☐ Basic Matching Contribution.

Option 3: ☐ Enhanced Matching Contribution (describe) ___________________________________

2001      Option 1: ☐ Nonelective Contribution.

Option 2: ☐ Basic Matching Contribution.

Option 3: ☐ Enhanced Matching Contribution (describe) ___________________________________

2002      Option 1: ☐ Nonelective Contribution.

Option 2: ☐ Basic Matching Contribution.

Option 3: ☐ Enhanced Matching Contribution (describe) ___________________________________

2003      Option 1: ☐ Nonelective Contribution.

Option 2: ☐ Basic Matching Contribution.

Option 3: ☐ Enhanced Matching Contribution (describe) ___________________________________

2004      Option 1: ☐ Nonelective Contribution.

Option 2: ☐ Basic Matching Contribution.

Option 3: ☐ Enhanced Matching Contribution (describe) ___________________________________

Note:   If no option is selected for a year, Option 2 shall be deemed to be selected for such year.

Part D.    Required Minimum Distribution

1.     Required Beginning Date. Effective the first day of the _____ (enter year) Plan Year, the definition of Required Beginning Date with respect to this Plan was amended to (select one) :

Option 1: ☐ the April 1 of the calendar year following the calendar year in which a Participant attains age 70½.

Option 2: ☐ the April 1 of the calendar year following the calendar year in which a Participant attains age 70½, except that distributions to a Participant (other than a five-percent owner) with respect to benefits accrued after the later of the adoption or effective date of this amendment to the Plan must commence by the later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70½ or retires.

Option 3: ☒ the later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70½ or retires except that distributions to a five-percent owner must commence by the April 1 of the calendar year following the calendar year in which the Participant attains age 70½.

Note:   If no Option is selected, Option 3 shall be deemed to be selected. If Option 3 is selected, complete item 2 below. If either item 1 or item 2 above is selected, skip item 2 below and proceed to Part E below.

2.     Transition Rules. To facilitate the amendment to the definition of Required Beginning Date, one or more of the following options must be selected if Option 3, item 1, above was selected. Option 3, below, must be selected to the extent that there would have been an elimination of a preretirement age 70½ distribution option for Employees older than those listed in item 1 above.

Option 1: ☒  Any Participant who attained age 70 ½ in years after 1995 was permitted to defer distributions until the calendar year following the calendar year in which the Participant retired.

Option 2: ☒ Any Participant attaining age 70½ in years prior to 1997 was permitted to stop distributions and recommence by the April 1 of the calendar year following the year in which the Participant retires. With respect to such Participants, there is (select one):

Suboption (a): ☐ a new annuity starting date upon recommencement, or

Suboption (b): ☒ no new annuity starting date upon recommencement.

Option 3:  ☒ The preretirement age 70½ distribution option was only eliminated with respect to Employees who reached age 70½ in or after a calendar year that begins after the later of December 31, 1998, or the adoption date of this amendment.

Note:   If no option is selected, Options 1, 2 and 3 shall be deemed to be selected. If Option 2 is selected or deemed selected and neither Suboption (a) nor Suboption (b) is selected, Suboption (b) shall be deemed to be selected.

3.     Calculations. For purposes of determining a Participant's required minimum distribution, in what calendar year did the Employer adopt the 2001 proposed regulations under Section 401(a)(9) of the Code?

☒ 2001     ☐ 2002      ☐ Not Applicable

Note:   If a box is not selected under item 3 above, 2001 shall be deemed to be selected.

Part E.    Annual Additions Testing

The 1.0 test described in Section 415(e) of the Code did not apply for Plan Years beginning on or after January 1, 2000. In addition, the Plan did not apply the rule requiring the adjustment of the $30,000 annual additions limit to one-fourth of the defined benefit limit for Plan Years beginning on or after January 1, 1995.

Part F.    Family Aggregation

The family aggregation rules with respect to coverage and nondiscrimination tests and allocations of Employer Contributions to the Plan did not apply for Plan Years beginning on or after January 1, 1997.

Part G.    Compensation

The definition of Compensation with respect to annual additions testing under Section 415 of the Code was amended to gross Compensation for Plan Years beginning on or after January 1, 1998.

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